Exhibit 32

CERTIFICATION

The undersigned certify pursuant to 18 U.S.C. Section 1350, that:

(1) The accompanying Quarterly Report on Form 10-QSB for the period ended August 31, 2007, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the accompanying Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By /s/ Anthony Jurak

Anthony Jurak

Date: October 19, 2007             Chairman of the Board, Director

Acting Chief Accounting Officer